UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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ADVANCED MICRO DEVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts!
ADVANCED MICRO DEVICES, INC.
2022 Annual Meeting
Vote by May 17, 2022
11:59 PM ET
ADVANCED MICRO DEVICES, INC. PROXY SERVICES
C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940
D67655-P66485
You invested in ADVANCED MICRO DEVICES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
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Vote Virtually at the Meeting*
May 18, 2022 9:00 a.m. Pacific Time
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V1.1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	John E. Caldwell	For
1b.	Nora M. Denzel	For
1c.	Mark Durcan	For
1d.	Michael P. Gregoire	For
1e.	Joseph A. Householder	For
1f.	John W. Marren	For
1g.	Jon A. Olson	For
1h.	Lisa T. Su	For
1i.	Abhi Y. Talwalkar	For
1j.	Elizabeth W. Vanderslice	For
2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.	For
3.	Advisory vote to approve the executive compensation of our named executive officers.	For
4.	Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof.	

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D67656-P66485